Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2015 Earnings Results

NEW YORK, NY, March 3, 2016 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter and year ended December 31, 2015.

Fourth Quarter 2015 Summary Highlights

•	New investments of $63.7 million and $140.4 million for the fourth quarter and year, respectively
•	Completed a public offering of subscription rights to purchase shares of common stock, which were fully exercised, resulting approximately $44.0 million of net proceeds
•	Refinanced the revolving credit facility, increasing the facility size from $150 million to $200 million and extending the reinvestment period by three years through 2018
•	Net investment income of $3.9 million, or $0.24 per share, for the fourth quarter
•	Net credit facility refinancing costs of $1.8 million, or $0.11 per share
•	Core net investment income of $5.7 million, or $0.35 per share, for the fourth quarter(1)
•	Annual core net investment income of $1.48 per share(1)
•	Annual distributions of $1.42 per share

(1) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding the net impact of costs associated with the refinancing of the Company’s revolving credit facility. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “We are pleased to report strong core earnings for the quarter. Our affiliation with H.I.G. Capital remains strong, and we are pleased with the forward pipeline. We continue to source attractive investments and believe opportunities in the credit markets will allow us to continue to execute on our origination strategy."

Portfolio and Investment Activity

As of December 31, 2015, the fair value of WhiteHorse Finance’s investment portfolio was $415.3 million, compared with $403.5 million as of December 31, 2014. The portfolio at December 31, 2015 consisted of 35 positions across 29 companies with an average investment size of $11.5 million and a weighted average effective yield of 11.8 % on income producing investments. The majority of the portfolio was comprised of senior secured loans and more than 97.0% of these loans were variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a potential rising interest rate environment.

For the three months ended December 31, 2015, WhiteHorse Finance invested $63.7 million across five portfolio companies. Gross proceeds from sales and repayments totaled $6.4 million for the quarter.

For the year ended December 31, 2015, WhiteHorse Finance invested $140.4 million across twelve portfolio companies. Gross proceeds from sales and repayments totaled $107.7 million for the year.

Results of Operations

For the three months and year ended December 31, 2015, net investment income was $3.9 million and $20.8 million, compared with $5.0 million and $17.0 million for the same periods in the prior year. For the three months and year ended December 31, 2015, core net investment income, a non-GAAP financial measure, was $5.7 million and $22.6 million, compared with $5.0 million and $17.0 million for the same periods in the prior year. The increase in core net investment income was primarily attributable to increases in the average earning investment balance and the weighted average effective yield over the same periods in the prior year.

For the three months and year ended December 31, 2015, WhiteHorse Finance reported realized and unrealized losses on investments of $18.7 and $23.6 million, respectively. This compares with realized and unrealized losses on investments of $1.3 million and realized and unrealized gains on investments of $2.6 million for the three months and year ended December 31, 2014, respectively. The increase in realized and unrealized losses on investments related primarily to the recognition of unrealized depreciation of $13.3 million on the Company’s investment in RCS Capital Corporation during the fourth quarter of 2015.

For the three months and year ended December 31, 2015, WhiteHorse Finance reported a net decrease in net assets of $14.8 million and $2.8 million, respectively, which compares with a net increase in net assets of $3.6 million and $19.5 million for the three months and year ended December 31, 2014.

WhiteHorse Finance’s NAV was $244.1 million, or $13.33 per share, as of December 31, 2015, as compared with $227.0 million, or $15.16 per share, reported as of December 31, 2014.

Liquidity and Capital Resources

As of December 31, 2015, WhiteHorse Finance had cash and cash equivalents of $22.8 million, as compared with $25.9 million as of September 30, 2015, inclusive of restricted cash. As of December 31, 2015, the Company had $98.0 million of undrawn capacity under its revolving credit facility.

Distributions

On November 23, 2015, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2015, consistent for the thirteenth consecutive quarter since the Company’s IPO. The distribution was payable on January 4, 2016 to shareholders of record as of December 21, 2015.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and fiscal year-end results at 10:00 am ET on Thursday, March 3, 2016. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID#36543898. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 10, 2016. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID#64841910. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $19 billion of capital under management(2) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

(2) Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

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Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Jay Carvell

WhiteHorse Finance, Inc.

214-855-2999

jcarvell@higwhitehorse.com

Gerhard Lombard

WhiteHorse Finance, Inc.

214-855-2999

glombard@higwhitehorse.com

Brian Schaffer

Prosek Partners

212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

(Financial Tables Follow)

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	December 31, 2015	December 31, 2014
Assets
Investments, at fair value
Non-controlled/non-affiliate company investements	$395,143	$383,500
Non-controlled affiliate company investments	20,200	20,000
Total investments, at fair value (amortized cost $436,109 and $401,062, respectively)	415,343	403,500
Cash and cash equivalents	22,769	11,647
Restricted cash and cash equivalents	—	4,495
Interest receivable	3,407	2,702
Deferred financing costs	3,518	4,004
Prepaid expenses and other receivables	192	494
Total assets	$445,229	$426,842
Liabilities
Debt	$187,000	$190,500
Distributions payable	6,498	5,319
Management fees payable	3,813	5,006
Payable for investments purchased	2,865	—
Accounts payable and accrued expenses	1,001	659
Total liabilities	201,177	201,484
Commitments and contingencies (See Note 7)
Net assets
Common stock, 18,303,890 and 14,982,857 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	18	15
Paid-in capital in excess of par	272,705	228,731
Accumulated overdistributed net investment income	(7,618)	(5,918)
Net realized gains on investments	349	728
Net unrealized (depreciation) appreciation on investments	(21,402)	1,802
Total net assets	244,052	225,358
Total liabilities and total net assets	$445,229	$426,842
Number of shares outstanding	18,303,890	14,982,857
Net asset value per share	$13.33	$15.04

See notes to the consolidated financial statements

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	Years ended December 31,
	2015	2014	2013
Investment income
Interest income	$42,381	$35,148	$34,155
Fee income	1,894	1,604	3,462
Dividend income	2,800	794	—
Total investment income	47,075	37,546	37,617
Expenses
Interest expense	9,970	5,818	5,341
Base management fees	8,560	7,557	5,059
Performance-based incentive fees	4,323	3,387	4,800
Administrative service fees	1,140	1,510	1,173
General and administrative expenses	2,326	2,720	2,182
Total expenses, before fees waived	26,319	20,992	18,555
Base management fees waived	—	(447)	(248)
Total expenses, net of fees waived	26,319	20,545	18,307
Net investment income	20,756	17,001	19,310
Realized and unrealized (losses) gains on investments
Net realized losses on investments	(379)	(64)	—
Net change in unrealized (depreciation) appreciation on investments	(23,204)	2,607	(280)
Net realized and unrealized (losses) gains on investments	(23,583)	2,543	(280)
Net (decrease) increase in net assets resulting from operations	$(2,827)	$19,544	$19,030
Per Common Share Data
Basic and diluted (loss) earnings per common share	$(0.18)	$1.30	$1.27
Dividends and distributions declared per common share	$1.42	$1.42	$1.42
Basic and diluted weighted average common shares outstanding	15,319,510	14,982,825	14,971,324

See notes to the consolidated financial statements

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)		Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Advertising
Fluent Acquisition II, LLC
First Lien Secured Term Loan	L+11.50% (0.50% Floor)		12.00% (1.00% PIK)	12/8/20	$28,017	$27,462	$27,765	11.38%
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+10.00% (1.00% Floor)		11.00%	9/15/20	16,462	16,302	16,429	6.73
					44,479	43,764	44,194	18.11
Broadcasting
Multicultural Radio Broadcasting, Inc.(6)
First Lien Secured Term Loan	L+10.50% (1.00% Floor)		11.50%	6/27/19	14,850	14,850	14,806	6.07
Consumer Finance
Golden Pear Funding III, LLC(7)
Second Lien Secured Term Loan	L+10.25% (1.00% Floor)		11.25%	6/25/20	25,000	24,731	24,650	10.10
Second Lien Secured Revolving Loan	L+10.25% (1.00% Floor)		11.25%	6/25/20	—	(52)	—	—
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A	(5)	10.50%	9/30/18	9,000	8,881	8,973	3.68
Sigue Corporation(6)
Second Lien Secured Term Loan	L+10.50% (1.00% Floor)		11.50%	12/27/18	25,000	24,669	24,875	10.19
					59,000	58,229	58,498	23.97
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00% (1.00% Floor)		13.00% (1.00% PIK)	12/31/18	36,447	35,510	36,447	14.93
Distributors
360 Holdings III Corp.(6)
First Lien Secured Term Loan	P+8.00% (3.50% Floor)		11.50%	10/1/21	9,975	9,575	9,775	4.01

See notes to the consolidated financial statements

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)		Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Diversified Support Services
Expert Global Solutions, Inc.
Second Lien Secured Term Loan	L+11.00% (1.50% Floor)		12.50%	10/3/18	$20,000	$19,831	$19,820	8.12%
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00% (2.00% Floor)		11.00%	9/30/17	6,991	6,830	6,998	2.87
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)		10.50%	9/18/22	8,670	8,501	8,540	3.50
Smile Brands Group Inc.
First Lien Secured Term Loan	L+7.75% (1.25% Floor)		9.00% (1.50% PIK)	8/16/19	11,745	11,585	9,983	4.09
					47,406	46,747	45,341	18.58
Electronic Equipment & Instruments
AP Gaming I, LLC (6)
First Lien Secured Term Loan	L+8.25% (1.00% Floor)		9.25%	12/20/20	9,800	9,566	9,663	3.96
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)		12.00% (1.00% PIK)	11/20/19	15,170	14,889	14,639	6.00
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)		12.00% (1.00% PIK)	11/20/19	5,019	4,931	4,843	1.98
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)		12.00% (1.00% PIK)	11/20/19	5,034	4,946	4,858	1.99
					25,223	24,766	24,340	9.97
Health Care Distributors
P2 Newco Acquisition, Inc.(6)
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)		9.50%	10/22/21	6,000	5,952	5,982	2.45
Health Care Facilities
Coastal Sober Living, LLC(6)
First Lien Secured Term Loan	L+9.25% (1.00% Floor)		10.25%	6/30/19	41,030	40,436	40,251	16.49
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00% (1.50% Floor)		8.50%	1/31/18	14,588	14,441	14,588	5.98
Second Lien Secured Term Loan	N/A	(5)	13.75%	7/31/18	1,000	971	992	0.41
					56,618	55,848	55,831	22.88

See notes to the consolidated financial statements

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00% (0.50% Floor)	13.50%	4/24/19	$9,185	$8,954	$9,350	3.83%
First Lien Secured Revolving Loan	P+12.00% (3.50% Floor)	15.50%	4/24/19	1,000	1,000	1,018	0.42
				10,185	9,954	10,368	4.25
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	9,090	9,059	5,936	2.43
Oil & Gas Drilling
ProPetro Services, Inc.(6)
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	8,875	8,809	6,417	2.63
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,856	9,269	3.80
Larchmont Resources, LLC
First Lien Secured Term Loan	L+8.75% (1.00% Floor)	9.75%	8/7/19	1,745	1,777	1,238	0.51
				14,745	14,633	10,507	4.31
Other Diversified Financial Services
RCS Capital Corporation(6)(7)(9)
Second Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	4/29/21	20,750	20,687	7,262	2.98
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	3/31/18	9,750	9,594	9,740	3.99
				30,500	30,281	17,002	6.97
Research & Consulting Services
Project Time & Cost, LLC(6)
First Lien Secured Term Loan	L+11.00% (0.50% Floor)	11.50%	10/9/20	11,700	11,468	11,571	4.74
Specialized Consumer Services
Pre-Paid Legal Services, Inc.(6)
Second Lien Secured Term Loan	L+9.00% (1.25% Floor)	10.25%	7/1/20	18,000	17,830	18,054	7.40

See notes to the consolidated financial statements

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)		Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(7)
First Lien Secured Term Loan	N/A	(5)	10.00%	6/30/17	$1,710	$1,710	$1,710	0.70%
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%		12.43%	10/31/19	7,500	7,438	7,395	3.03
Total Debt Investments					422,103	415,989	393,837	161.37
Equity Investments
Advertising
IDI, Inc. Warrants(6)	N/A		N/A	12/8/25	—	—	—	—
Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A		N/A	9/30/18	—	—	989	0.40
Food Retail
Crews of California, Inc. Warrants(6)	N/A		N/A	12/31/24	—	—	191	0.08
Nicholas & Associates, LLC Warrants(6)	N/A		N/A	12/31/24	—	—	37	0.01
Pinnacle Management Group, LLC Warrants(6)	N/A		N/A	12/31/24	—	—	69	0.03
RC3 Enterprises, LLC Warrants(6)	N/A		N/A	12/31/24	—	—	20	0.01
					—	—	317	0.13
Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)(8)	N/A		N/A	6/10/19	—	20,120	20,200	8.28
Total Equity Investments					—	20,120	21,506	8.81
Total Investments					$422,103	$436,109	$415,343	170.19%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 86% of total assets.
(8)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(9)	The investment is on non-accrual status.

See notes to the consolidated financial statements

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